UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/29/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS February 29, 2016 Unaudited

		Principal Amount	Value

Foreign Government Obligations—64.7%

Brazil—17.6%
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
10.00%, 1/1/19	BRL	29,700,000	$6,732,634
10.00%, 1/1/23	BRL	1,700,000	329,463
10.00%, 1/1/25	BRL	810,000	148,810

			7,210,907

Chile—0.1%
Republic of Chile Sr. Unsec. Bonds, 5.50%, 8/5/20	CLP	30,000,000	44,321

Colombia—4.7%
Republic of Colombia Sr. Unsec. Bonds:
Series B, 7.00%, 5/4/22	COP	1,880,000,000	531,226
Series B, 7.75%, 9/18/30	COP	900,000,000	239,601
Series B, 10.00%, 7/24/24	COP	2,221,000,000	724,225

Republic of Colombia Sr. Unsec. Nts., Series B, 7%, 9/11/19	COP	1,500,000,000	444,892

			1,939,944

Hungary—3.9%
Hungary Unsec. Bonds:
Series 18/A, 5.50%, 12/20/18	HUF	284,000,000	1,101,797
Series 25/B, 5.50%, 6/24/25	HUF	120,000,000	506,757

			1,608,554

Indonesia—11.3%
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	25,690,000,000	1,950,749
Series FR56, 8.375%, 9/15/26	IDR	22,370,000,000	1,686,993
Series FR72, 8.25%, 5/15/36	IDR	13,940,000,000	1,008,771

			4,646,513

Mexico—7.0%
United Mexican States Sr. Unsec. Nts., Series M10, 7.25%, 12/15/16	MXN	18,000,000	1,017,181

United Mexican States Unsec. Bonds:
Series M, 8.00%, 12/7/23	MXN	3,580,000	223,577
Series M20, 8.50%, 5/31/29	MXN	16,030,000	1,050,559
Series M30, 8.50%, 11/18/38	MXN	5,540,000	365,131
Series M30, 10.00%, 11/20/36	MXN	2,600,000	195,418

			2,851,866

Peru—0.5%
Republic of Peru Sr. Unsec. Bonds, 6.95%, 8/12/31[1]	PEN	710,000	189,544

Poland—1.9%
Republic of Poland Unsec. Bonds, Series 0726, 2.50%, 7/25/26	PLN	3,210,000	773,649

Romania—2.9%
Romania Unsec. Nts., 5.90%, 7/26/17	RON	4,500,000	1,174,006

Russia—3.4%
Agency for Housing Mortgage Lending OJSC Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[1]	RUB	6,700,000	84,391

1      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Russia (Continued)

Russian Federation Unsec. Bonds:
Series 6205, 7.60%, 4/14/21	RUB	4,600,000	$56,523
Series 6206, 7.40%, 6/14/17	RUB	50,400,000	654,872
Series 6209, 7.60%, 7/20/22	RUB	4,000,000	48,465
Series 6210, 6.80%, 12/11/19	RUB	3,000,000	36,546
Series 6212, 7.05%, 1/19/28	RUB	17,000,000	189,939
Series 6215, 7.00%, 8/16/23	RUB	10,500,000	122,186
Series 6216, 6.70%, 5/15/19	RUB	17,500,000	215,884

			1,408,806

South Africa—7.1%
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	7,100,000	405,992

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	4,400,000	256,154
Series 2030, 8.00%, 1/31/30	ZAR	21,000,000	1,145,999
Series R186, 10.50%, 12/21/26	ZAR	16,000,000	1,083,549

			2,891,694

Turkey—4.3%
Republic of Turkey Bonds:
8.20%, 7/13/16	TRY	1,400,000	470,298
8.50%, 7/10/19	TRY	1,100,000	351,564
8.80%, 11/14/18	TRY	1,040,000	337,490

Republic of Turkey Unsec. Bonds:
6.30%, 2/14/18	TRY	1,550,000	485,805
9.00%, 3/8/17	TRY	350,000	116,466

			1,761,623

Total Foreign Government Obligations (Cost $31,153,883)			26,501,427

Corporate Bonds and Notes—28.4%

Consumer Discretionary—0.6%

Media—0.6%

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		100,000	97,750

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		140,000	131,950

			229,700

Consumer Staples—2.3%

Beverages—1.7%

AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Nts., 7/24/17	BRL	3,000,000	720,126

Food Products—0.6%

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]		250,000	237,625

Energy—5.9%

Oil, Gas & Consumable Fuels—5.9%

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]		180,000	148,950

Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[1]		95,000	90,368

Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 2/6/28[1]		155,000	132,329

2        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1]		$120,000	$15,060

Petrobras Argentina SA, 5.875% Sr. Unsec. Nts., 5/15/17[1]		200,000	197,330

Petrobras Global Finance BV, 5.625% Sr. Unsec. Nts., 5/20/43		85,000	49,806

Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	761,744
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	853,936

YPF SA, 8.75% Sr. Unsec. Nts., 4/4/24[1]		100,000	98,760

Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[1]		100,000	78,500

			2,426,783

Financials—6.2%

Capital Markets—0.3%

Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	MXN	2,300,000	126,288

Commercial Banks—5.9%

Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[1]	TRY	3,595,000	1,108,908

Banco ABC Brasil SA:
7.875% Sub. Nts., 4/8/20[1]		200,000	187,000
8.50% Sr. Unsec. Nts., 3/28/16[1]	BRL	145,000	35,857

Banco do Brasil SA (Cayman), 6.25% Jr. Sub. Perpetual Bonds[1,2,3]		200,000	91,500

Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[1]	BRL	370,000	90,990

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		250,000	223,438

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		230,000	232,938

Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[2,3]		225,000	240,470

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]		110,000	97,286

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]		120,000	116,668

			2,425,055

Industrials—1.0%

Building Products—0.6%

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[1]		270,000	253,800

Construction & Engineering—0.0%

Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[1]	BRL	110,000	13,984

Transportation Infrastructure—0.4%

Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[1]		140,000	148,575

Materials—3.1%

Construction Materials—1.0%

Cemex SAB de CV, 5.70% Sr. Sec. Nts., 1/11/25[1]		200,000	175,500

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]		260,000	247,650

			423,150

Metals & Mining—2.1%

ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24		230,000	197,842

3        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Metals & Mining (Continued)

AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22		$100,000	$90,125

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		180,000	173,475

MMC Norilsk Nickel OJSC via MMC Finance Ltd., 6.625% Sr. Unsec. Nts., 10/14/22[1]		200,000	205,750

Novolipetsk Steel via Steel Funding Ltd., 4.45% Sr. Unsec. Nts., 2/19/18[1]		180,000	180,325

			847,517

Telecommunication Services—7.4%

Diversified Telecommunication Services—1.0%

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[1]		120,000	104,250
8.50% Sub. Perpetual Bonds[1,2,3]		70,000	54,600

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]		240,000	250,020

			408,870

Wireless Telecommunication Services—6.4%

America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	16,000,000	825,337
7.125% Sr. Unsec. Nts., 12/9/24	MXN	16,000,000	836,624

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		270,000	195,075

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]		40,000	34,100

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[1]		290,000	255,563

VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[1]	RUB	35,500,000	453,116

			2,599,815

Utilities—1.9%

Electric Utilities—1.9%

Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[1]	COP	214,000,000	60,274

Eskom Holdings SOC Ltd., 10% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	695,248

			755,522

Total Corporate Bonds and Notes (Cost $13,816,236)			11,616,810

Short-Term Note—1.8%

United States Treasury Bills, 0.066%, 3/31/16[4,5] (Cost $749,959)		750,000	749,959
		Shares

Investment Company—0.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.42%[6,7] (Cost $113,725)		113,725	113,725

Total Investments, at Value (Cost $45,833,803)		95.2%	38,981,921

Net Other Assets (Liabilities)		4.8	1,963,787

Net Assets		100.0%	$40,945,708

4        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,619,487 or 16.17% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $576,969. See Note 6 of the accompanying Notes.

6. Rate shown is the 7-day yield at period end.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 29, 2015[a]	Gross Additions	Gross Reductions	Shares February 29, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	185,580	14,624,081	14,695,936	113,725

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$113,725	$432

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

Brazil	$8,786,744	22.5%
Mexico	6,685,095	17.2
Indonesia	4,646,513	11.9
South Africa	3,677,067	9.4
Turkey	2,987,199	7.7
Russia	2,741,457	7.0
Colombia	2,429,690	6.2
Hungary	1,608,554	4.1
Romania	1,174,006	3.0
United States	863,684	2.2
Poland	773,649	2.0
Argentina	444,665	1.2
Peru	437,194	1.1
India	430,780	1.1
Chile	399,709	1.0
Barbados	250,020	0.7
China	240,470	0.6
Jamaica	229,175	0.6
Israel	97,750	0.3
Kazakhstan	78,500	0.2

Total	$38,981,921	100.0%

5        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts as of February 29, 2016
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	06/2016	HUF	112,000	USD	392	$290	$—
BAC	03/2016	KRW	2,432,000	USD	2,049	—	88,747
BAC	06/2016	PHP	10,000	USD	208	541	—
BAC	04/2016	RUB	65,600	USD	991	—	128,374
BAC	03/2016	USD	1,040	BRL	4,300	—	30,380
BAC	07/2016	USD	519	IDR	7,570,000	—	33,415
BNP	04/2016	COP	2,599,000	USD	759	24,490	—
BNP	03/2016	PEN	2,430	USD	692	—	2,860
BNP	04/2016	USD	397	COP	1,332,000	—	4,771
BOA	03/2016	INR	95,000	USD	1,376	7,888	—
BOA	03/2016	KRW	1,463,000	USD	1,240	—	60,318
BOA	04/2016	RUB	13,200	USD	202	—	28,513
BOA	03/2016	THB	15,000	USD	421	—	581
BOA	07/2016	USD	423	IDR	6,880,000	—	79,180
BOA	03/2016	ZAR	12,610	USD	821	—	26,509
CITNA-B	03/2016	HUF	290,000	USD	1,000	17,275	—
CITNA-B	03/2016	MYR	3,535	USD	809	33,765	—
CITNA-B	03/2016	THB	21,000	USD	589	—	218
CITNA-B	03/2016	USD	1,091	BRL	4,490	—	27,368
CITNA-B	03/2016	USD	1,002	HUF	288,000	—	8,517
CITNA-B	03/2016	USD	3,162	TRY	9,420	—	14,688
CITNA-B	03/2016	USD	4,502	ZAR	66,200	329,583	—
DEU	03/2016	BRL	5,840	USD	1,470	—	15,206
DEU	06/2016	HUF	82,000	USD	287	871	—
DEU	04/2016	USD	1,440	BRL	5,780	14,301	—
DEU	03/2016	USD	287	HUF	82,000	—	839
GSCO-OT	03/2016	HUF	225,000	USD	781	8,618	—
GSCO-OT	03/2016	MYR	5,025	USD	1,146	52,210	—
GSCO-OT	04/2016	PLN	16,230	USD	4,010	51,615	—
GSCO-OT	04/2016 - 05/2016	RUB	43,400	USD	557	17,646	6,857
GSCO-OT	04/2016	USD	762	PLN	3,070	—	6,213
HSBC	03/2016	MYR	9,080	USD	2,123	41,930	—
HSBC	03/2016	THB	72,000	USD	1,986	34,743	—
JPM	03/2016	BRL	7,440	USD	1,868	—	15,376
JPM	04/2016	MXN	30,000	USD	1,675	5,935	30,859
JPM	04/2016 - 05/2016	RUB	106,300	USD	1,427	15,095	45,293
JPM	03/2016	TRY	9,420	USD	3,175	4,202	1,869
JPM	04/2016	USD	1,865	BRL	7,500	14,607	—
JPM	03/2016	USD	506	HUF	145,000	—	3,058
JPM	03/2016	USD	1,077	INR	74,000	—	588
JPM	03/2016	USD	3,185	KRW	3,895,000	45,157	—
JPM	04/2016 - 05/2016	USD	3,096	RUB	217,500	253,411	15,133
JPM	06/2016	USD	2,023	TRY	6,150	1,913	—
JPM	03/2016	ZAR	53,590	USD	3,439	17,524	79,132
MSCO	04/2016	USD	3,098	MXN	52,000	238,913	—
MSCO	03/2016	USD	479	PEN	1,670	5,224	—
TDB	04/2016	BRL	4,420	USD	1,099	—	8,471

6        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

TDB	03/2016 - 01/2017	USD	2,193	BRL	9,260	$10,163	$25,377
TDB	04/2016	USD	1,043	MXN	19,000	—	2,235

Total Unrealized Appreciation and Depreciation						$1,247,910	$790,945

Over-the-Counter Currency Swap at February 29, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Value

BOA	Pay	Six-Month USD BBA LIBOR	7.100%	1/21/19	INR	43,500	INR	709	$(66,224)

GSG	Pay	Six-Month USD BBA LIBOR	7.210	1/13/19	INR	44,250	INR	712	(51,674)

GSG	Pay	Six-Month USD BBA LIBOR	7.100	1/15/19	INR	43,750	INR	706	(55,936)

Total of Over-the-Counter Currency Swap									$(173,834)

Centrally Cleared Interest Rate Swaps at February 29, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Pay	Three-Month USD BBA LIBOR	2.702%	6/18/24	USD	870	$(90,056)

DEU	Pay	Three-Month PLN WIBOR WIBO	1.940	5/13/17	PLN	38,000	46,853

GSG	Receive	Three-Month USD BBA LIBOR	2.396	10/29/24	USD	440	(36,586)

GSG	Receive	Three-Month USD BBA LIBOR	2.695	6/19/24	USD	870	(89,358)

JPM	Receive	Three-Month USD BBA LIBOR	2.399	10/29/24	USD	410	(34,196)

Total of Centrally Cleared Interest Rate Swaps							$(203,343)

Over-the-Counter Interest Rate Swaps at February 29, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

GSG	Pay	MXN TIIE BANXICO	5.545%	11/11/21	MXN	25,000	$2,164

GSG	Pay	MXN TIIE BANXICO	5.985	2/5/25	MXN	13,500	(1,362)

GSG	Pay	Three-Month MYR KLIBOR	4.315	10/8/24	MYR	3,500	18,239

JPM	Pay	Three-Month MYR KLIBOR	4.010	3/6/25	MYR	2,900	(1,666)

JPM	Pay	BZDI	16.335	1/2/18	BRL	16,300	154,150

7        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

		Three-Month COP
JPM	Pay	IBR OIS	6.090%	10/29/24	COP	1,030,000	$(34,770)

		Three-Month
JPM	Pay	MYR KLIBOR	3.660	2/2/18	MYR	10,800	2,844

		Three-Month COP
MOS-A	Pay	IBR OIS	6.090	10/29/24	COP	1,060,000	(35,673)

Total of Over-the-Counter Interest Rate Swaps							$103,926

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
OIS	Overnight Index Swap

8        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

9        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS February 29, 2016 Unaudited

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$26,501,427	$—	$26,501,427
Corporate Bonds and Notes	—	11,616,810	—	11,616,810
Short-Term Note	—	749,959	—	749,959
Investment Company	113,725	—	—	113,725

Total Investments, at Value	113,725	38,868,196	—	38,981,921
Other Financial Instruments:
Swaps, at value	—	177,397	—	177,397
Centrally cleared swaps, at value	—	46,853	—	46,853
Forward currency exchange contracts	—	1,247,910	—	1,247,910

Total Assets	$113,725	$40,340,356	$—	$40,454,081

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(247,305)	$—	$(247,305)
Centrally cleared swaps, at value	—	(250,196)	—	(250,196)
Forward currency exchange contracts	—	(790,945)	—	(790,945)

Total Liabilities	$—	$(1,288,446)	$—	$(1,288,446)

Forward currency exchange contracts and futures contracts, if any, are reported at their

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of

16      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $26,991,717 and $38,722,752, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $462 on purchased call options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the

18      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $1,868,267 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $11,174,771 and $17,049,798 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting)

19      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $512,568.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for

20      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$45,932,065

Gross unrealized appreciation	$4,954,892
Gross unrealized depreciation	(11,721,351)

Net unrealized depreciation	$(6,766,459)

21      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/15/2016